                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT

                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): JUNE 18, 1998.


                        LYONDELL PETROCHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

          1-10145                                95-4160558
  (Commission File Number)          (I.R.S. Employer Identification No.)

1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS              77010
   (Address of principal executive offices)                 (Zip Code)


                                (713) 652-7200
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   OTHER EVENTS.

     On June 18, 1998, Lyondell Petrochemical Company (the "Registrant") issued a press release (Exhibit 99 hereto) detailing an agreement to acquire all of the shares of ARCO Chemical Company.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

   Exhibit         Document
-------------    ------------

     10.1        -  Agreement and Plan of Merger, dated June 18, 1998 among the
                    Registrant, Lyondell Acquisition Corporation and ARCO Chemical Company.

     10.2        -  Tax Agreement, dated June 18, 1998 among the Atlantic
                    Richfield Company, ARCO Chemical Company and the Registrant.

     10.3        -  Tender and Voting Agreement dated June 18, 1998 among the
                    Registrant, Lyondell Acquisition Corporation and Atlantic Richfield Company.

     99          -  Press Release dated June 18, 1998.


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                                 EXHIBIT INDEX

   Exhibit         Document
-------------    ------------

     10.1        -  Agreement and Plan of Merger, dated June 18, 1998 among the
                    Registrant, Lyondell Acquisition Corporation and ARCO Chemical Company.

     10.2        -  Tax Agreement, dated June 18, 1998 among the Atlantic
                    Richfield Company, ARCO Chemical Company and the Registrant.

     10.3        -  Tender and Voting Agreement dated June 18, 1998 among the
                    Registrant, Lyondell Acquisition Corporation and Atlantic Richfield Company.

     99          -  Press Release dated June 18, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LYONDELL PETROCHEMICAL COMPANY



                              By:   /s/ Kerry A. Galvin
                                  ---------------------
                                  Kerry A. Galvin
                                  Chief Corporate Counsel
                                  and Corporate Secretary

Date:  June 19, 1998

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